U.S. Government Securities Fund

Annual Report for the year ended August 31, 1995

[The American Funds Group (R)]

U.S. GOVERNMENT SECURITIES FUND (SM) seeks high current income, consistent with prudent risk and preservation of capital, by investing primarily in obligations backed by the full faith and credit of the United States government.

[Side Bar]
Fund results in this report were computed without a sales charge unless otherwise indicated. The fund's 30-day yield as of September 30, 1995, calculated in accordance with the Securities and Exchange Commission formula, was 5.36%.

The fund's distribution rate as of that date was 6.89%. The SEC yield reflects income earned by the fund, while the distribution rate reflects dividends actually paid by the fund.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.

Here are returns over various periods and a chart showing the growth of an investment over the fund's lifetime, both with all distributions reinvested and assuming payment of the 4.75% maximum sales charge at the beginning of the stated periods. Sales charges are lower for accounts of $25,000 or more.

Average Annual Compound Returns
 Periods Ended Periods Ended
 8/31/95 9/30/95
Lifetime
(since 10/17/85) +7.83% +7.87%
Five Years +7.30% +7.34%
One Year +3.42% +5.67%
[End Side Bar]

Fellow Shareholders:

U.S. Government Securities Fund rebounded considerably in fiscal 1995, one year after having its first fiscal year with a negative annual total return.

For the 12 months ended August 31, an investment in the fund gained 8.6% if you reinvested your monthly dividends totaling $1.015 a share. If you took those dividends in cash, your income return was 7.7% and the value of your holdings rose 0.5%.

The fund's total return for the fiscal year was slightly above its own average annual compound returns of 8.3% for the past five years and 8.4% for its 10-year lifetime. It also far outpaced the inflation rate, as measured by the Consumer Price Index, which rose 2.6% over the fiscal year.

At the same time, the fund's conservative posture -- particularly at the start of this reporting period -- limited its results relative to the bond market as a whole. The fund trailed the unmanaged Lehman Brothers
Government/Mortgage-Backed Securities Index, which climbed 10.9% for the year with dividends reinvested.

As you may remember, the bond market experienced one of the worst periods in history during fiscal 1994. In response, we shortened the average maturity of the fund's portfolio to curb further price declines. By August 31 a year ago, the average maturity of our holdings was 6.9 years, down from 9.1 in February '94. Primarily because of this cautious approach, the fund weathered the difficult year fairly well.

We continued our vigilant stance well into fiscal 1995 but were surprised by the bond market's rather abrupt recovery beginning last November. The congressional elections encouraged investors to believe that the federal budget deficit might ultimately be reduced. Reports of a weakening economy, the prospects of lower interest rates and a slowdown in consumer spending also bolstered the long, steady rise in bond prices throughout the spring. We began to increase the average maturity of our holdings accordingly, raising it from
5.8 years on February 28 to 7.0 years at fiscal year-end. For the rest of the summer, interest rates fluctuated, at first rising a bit higher but ending the fiscal year near the 1995 lows.

The back-and-forth trend of recent months demonstrates today's somewhat uncertain outlook: Will the economy grow slowly or take off? The answer will have considerable influence on interest rates and the bond market.

For example, if the economy were to expand at a rate of 3.5%, the bond market likely would be concerned about the potential for higher inflation,

[Pull Quote]
"The fund has proven to be a rewarding long-term investment through a variety of economic and market conditions."
[End Pull Quote]

the Federal Reserve Board would probably not lower short-term interest rates anytime soon, and rates in general would be likely to rise. If the economy were to grow at 2.5%, inflation should remain under control, the Fed might act to ease short-term credit and the bond market would benefit. Should the economy grow at 1.5%, the bond market could surge once again as talk about the likelihood of a recession could induce the Fed to cut interest rates before the new year.

As always, we will carefully monitor the rate of inflation, the policies of the Federal Reserve, consumer spending patterns and other developments both here and abroad that could affect the bond market.

Since its inception on October 17, 1985 -- almost exactly 10 years ago -- U.S. Government Securities Fund has provided income-oriented, safety-conscious shareholders with investment stability and a solid return. Its portfolio of U.S. Treasury securities, government agency paper and government-guaranteed obligations is subject to interest rate risk and price fluctuations -- but it remains insulated from the credit risk inherent in corporate bonds.

As you will see in the pages that follow, for shareholders with patience and perseverance -- particularly those who have invested in the fund since it began operations a decade ago -- the fund has proven to be a rewarding long-term investment through a variety of economic and market conditions.

Cordially,
Paul G. Haaga, Jr.          Abner D. Goldstine
Chairman of the Board       President
October 10, 1995

[Side Bar]
The Funds's Investment Portfolio
August 31, 1995
U.S. Treasuries 60%
GNMAs and Other Mortgage- Backed Securities 29%
Other Federal Obligations 5%
Cash Equivalents 4%
Development Authorities 2%
[End Side Bar]

Long Term

The 10-year history of U.S. Government Securities Fund has offered some valuable lessons to shareholders: Don't be fazed by day-to-day price fluctuations. Try not to be distracted by short-lived market trends. Most important, keep your eyes fixed on the long-term horizon.

This steadfast approach has met with considerable success. Just ask several of the 2,342 individual shareholders and retirement plan sponsors who invested in the fund within one year of its launch on October 17, 1985 -- and remain with the fund to date, including:

-- Litho Industries, Inc. of Raleigh, North Carolina -- where 22% of the printing company's 401(k) plan participants made contributions to the fund this year.

-- Joaquin and Maria Villalba, who retired to Salinas, California, after running a grocery store in nearby Castroville for 23 years.

-- Dr. Jim Rhodes and his wife, Jo Ann, of Cleveland, Texas, who are back in the veterinary business after a brief career diversion.

[Side Bar]
INVESTING FOR THE LONG TERM IN U.S. GOVERNMENT SECURITIES FUND

Since its inception a decade ago, the fund has been providing long-term shareholders with a steady stream of income, a modest level of risk and a solid financial base.
[End Side Bar]

In many of the years following their initial investment, these long-term shareholders enjoyed attractive investment results amid rising bond prices and falling interest rates. They also weathered the bond market storm of 1994, when fears about higher inflation led to rising rates and the wider recognition that even bonds guaranteed by the U.S. government can decline in value.

Yet by keeping their investments intact over time -- and adding to them regardless of the bond market's daily moves -- these shareholders have benefited from a relatively stable income stream. As such, they have looked to their fund as a reliable resource to help them meet their current needs or, as part of a broad financial program, produce a return for tomorrow that can help them keep up with inflation.

INVESTORS FROM THE START

Back in 1985, Litho Industries was faced with the increased demands of growth. The company needed to purchase larger printing presses and expand its facilities. It also needed to retain a stable work force. "One of the ways you do that is by making Litho Industries a good place to work, by providing employees with competitive benefits," says Herb Wakeford, chief financial officer, as he tours the massive printing, binding and shipping areas of his company's newest plant. "So in 1985 we started offering a 401(k) plan featuring U.S. Government Securities Fund and other American Funds."

Maria and Joaquin Villalba had a dilemma of a different type a decade ago. "For 23 years, we were working in our grocery store in Castroville -- every day, every day, every day," explains Joaquin, "from eight in the morning to 10 at night." The Villalbas sold food, gloves, jeans, money orders and practically everything else to the field workers in California's agricultural San Joaquin Valley. "We were working too hard," adds Maria, who frequently supplemented her in-store hours with employment at a cannery in Watsonville, several miles away.

Recognizing the need to relax, the Villalbas sold their grocery and retired at a relatively young age. On their broker's advice, they put a portion of their proceeds into U.S. Government Securities Fund. For almost 10 years now, they have been receiving monthly distributions from the fund and using the steady income to offset their living and travel expenses.

Jim and Jo Ann Rhodes, on the other hand, have experienced very little down time since the start of the past decade. They became shareholders
[Photo Caption]
Litho Ind.

Delivering quality printing services requires a stable employee base. Herb Wakeford, chief financial officer of Litho Industries in Raleigh, North Carolina (pictured on the opposite page), believes one way to achieve that is by providing employees with competitive benefits like a 401(k) program that includes U.S. Government Securities Fund among its investment options. "I may feel like I need the money now," says Mamie McGhee, a plan participant and fund shareholder, "but I'm going to need it a whole lot more later on." Pictured on the right are a few of Mamie's coworkers and fellow shareholders: in the front row, Faye Nelms and Chester Taybron, with Mamie McGhee in the middle; in the back row (left to right): Matthew Stewart, Charles Horton and Arnold Shertz, Litho Industries' owner, president and CEO.
[End Photo Caption]

in the fund in the midst of building a booming veterinary practice that served the medical needs of pets and livestock in Cleveland, Texas, a rural community about 50 miles northeast of Houston. However, the stress of the clinic's success -- particularly the untold number of house calls made in the middle of the night ("Two a.m. is a mare's favorite time to give birth," jokes Jim) -- eventually blunted the Rhodes' ambitions.

They sold their clinic and Jim spent a few years working for the government as a livestock inspector. That second career, however, did not offer Jim the professional joy he experienced as a small-town vet. So the couple recently decided to start again from scratch, with a smaller, more manageable practice and a commitment to keeping regular hours. In the meantime, they have been periodically contributing to their U.S. Government Securities Fund account and reinvesting their monthly dividends. Eventually, they hope to find an opportunity to apply their retirement savings to more recreational endeavors.

A LONG-TERM PERSPECTIVE

Keeping a long-term perspective through changing market conditions takes patience, perseverance and a reasonable understanding of how bonds work.

 Bond prices generally change every day. That is because as interest rates change, the prices of existing bonds, including those issued by the U.S. government or its agencies, adjust to reflect the new level of prevailing rates. Bond prices move inversely to interest rates, much like an old-fashioned seesaw. If interest rates go down, bond buyers are willing to pay more for existing bonds. Conversely, if rates go up, existing bonds are less attractive and their prices must fall to match current market yields.
Shareholders who remain in the fund for extended periods, however, learn that the trade-off for price fluctuations is a relatively stable income stream from the

[Photo Caption]
Maria

Maria and Joaquin Villalba are enjoying a comfortable retirement in Salinas, California, with frequent visits by their granddaughters, Victoria (seated) and Corrie. After 23 years of working long hours in their grocery store, they sold the business, invested a portion of the proceeds in U.S. Government Securities Fund, and currently live off the income. They spend a good part of each year in Madrid, Spain, where their passion for paella is easily satisfied. The recipe? "Chorizo, camarones, pollo y arroz -- spicy sausage, shrimp, chicken and rice," Maria says proudly, "and I use the best olive oil -- from Spain, of course." [End Photo Caption]

monthly interest paid by the bonds. Of course, this income flow is not fixed; it changes over time as the bonds in the fund's portfolio are sold and replaced by new ones with different interest payments.

Price declines -- while they reduce the value of your account -- can also provide a partially offsetting benefit. This is because shareholders who reinvest their income dividends are able to obtain additional shares at lower share prices. And, as Jo Ann Rhodes knows, the interest you earn on interest over the years is often the most important part of your total return. "Our broker said the fund's price would fluctuate and not to worry about it," says Jo Ann. "If it dropped down really low, we would just be buying more shares with the dividends we were reinvesting and eventually we could have more shares than before."

The fund also offers diversification of investment risk over time to shareholders whose other investments are equity-based. While the prices of both stocks and bonds fell together in 1994 -- and have sometimes moved up in tandem -- there are many years when stocks and bonds move in opposite directions.

[Side Bar]
Who owns U.S. Government Securities Fund?

INDIVIDUALS

Women   5,109
Men   2,076
Joint accounts   5,717
Personal tax-deferred
  retirement accounts (including
  IRAs and Keoghs)  23,688
Trustees, guardians and custodians  3,997
Total Individuals
(representing assets of $821 million)  40,587

INSTITUIIONS

Pension, profit-sharing and other
  employee benefit accounts
  (including 401(k) plans)  8,961
Business organizations   318
Educational, religious and charitable
  organizations  213

TOTAL INSTITUTIONS
(representing assets of $305 million)  9,492

BROKERAGE ACCOUNTS
(representing assets of $211 million for
   both individuals and institutions)  14,241

TOTAL ACCOUNTS  64,320

Source: American Funds Service Company, as of 8/31/95
[End Side Bar]

A SOLID FINANCIAL BASE

What Herb Wakeford of Litho Industries stresses to employees before they decide to place their 401(k) contributions in U.S. Government Securities Fund or any of the other American Funds available in their plan is building a solid financial base. Herb talks about inflation and the precariousness of the Social Security system in his presentation, and then makes the point that "if you want to retire early or live well after you retire, you've got to start putting your money away now." He adds: "Ideally, employees should choose their funds and stay with them for several years. Otherwise, they will be trying to outguess the market and will never react fast enough."

Matthew Stewart, a Litho Industries employee and U.S. Government Securities Fund shareholder, agrees with the idea of keeping a long-term outlook. "Right now, my 401(k) program is basically the only thing I have going towards my retirement," says Matthew. "I'm young and I'm working to build a good base from which to start. U.S. Government Securities Fund provides my family and me with a good comfort level."

For the Villalbas, the Rhodes and the employees of Litho Industries, investing for the long term in U.S. Government Securities Fund has enabled them to focus on more immediate pleasures: their families, careers and retirement.

[Photo Caption]
Dr. Jim

Having left a successful veterinary practice to work briefly for the government, Dr. Jim Rhodes, and his wife, Jo Ann, of Cleveland, Texas, are thrilled to be back in the business they both love. While they are building their second veterinary practice, they are reinvesting the dividends in their 10-year-old U.S. Government Securities Fund account and looking toward retirement. It's doubtful, though, that Jim will ever fully retire, says Jo Ann. "He's going to have to go into the clinic at least several days a week. He just loves being with people and animals, and if he doesn't have that contact, he's miserable."
[End Photo Caption]

THE AMERICAN FUNDS INCOME SERIES
U.S. GOVERNMENT SECURITIES FUND
INVESTMENT PORTFOLIO AUGUST 31, 1995



                                                           Principal          Market      Percent

                                                           Amount             Value       of Net

                                                             (000)            (000)       Assets



FEDERAL AGENCY OBLIGATIONS -

MORTGAGE PASS-THROUGHS  /1/ -      24.36%





Federal Home Loan Mortgage Corp.:

8.25% 2007                                                 $961            $985           .07%

8.50% 2020-2021                                            10,995          11,349         .85

8.75% 2008                                                 884             916            .07

9.00% 2010-2021                                            4,856           5,074          .38

10.50% 2006-2016                                           1,321           1,436          .11

10.75% 2009-2010                                           454             496            .04

11.00% 2011-2016                                           965             1,057          .08

11.50% 2011-2015                                           626             690            .05

11.75% 2011-2015                                           721             792            .06

12.00% 2000-2016                                           7,441           8,240          .62

12.25% 2011-2015                                           758             839            .06

12.50% 2009-2019                                           9,075           10,073         .75

13.00% 2010-2014                                           1,284           1,432          .11

13.50% 2010-2015                                           383             429            .03

13.75% 2014                                                52              58             .00

14.00% 2011-2014                                           246             276            .02

14.50% 2010-2011                                           41              46             .00

14.75% 2010                                                79              89             .01

15.00% 2011                                                76              85             .01

15.50% 2011                                                87              97             .01

16.00% 2012                                                61              68             .01

16.25% 2011                                                128             144            .01

Federal National Mortgage Assn.:

8.00% 2005-2023                                            6,120           6,246          .47

8.50% 2007-2023                                            14,587          15,082         1.13

9.00% 2011-2025                                            6,187           6,453          .48

9.50% 2011                                                 970             1,017          .08

10.00% 2021                                                923             1,005          .08

11.00% 1999-2015                                           2,508           2,782          .21

12.00% 2000-2019                                           2,814           3,115          .23

12.25% 2013-2014                                           382             424            .03

12.50% 2001-2015                                           1,644           1,829          .14

12.75% 2012                                                106             117            .01

13.25% 2011-2014                                           1,115           1,241          .09

14.00% 2013                                                115             130            .01

14.50% 2014                                                15              17             .00

15.00% 2013                                                19              22             .00

15.50% 2012                                                48              55             .00

16.00% 2012                                                28              32             .00

Government National Mortgage Assn.:

5.50% 2023-2024 /2/                                        32,538          32,218         2.41

6.00% 2024 /2/                                             4,718           4,739          .35

6.125% 2020 /2/                                            1,975           2,000          .15

7.00% 2008-2024                                            33,432          33,011         2.47

7.50% 2022-2025                                            35,754          35,991         2.69

8.00% 2023                                                 1,591           1,630          .12

8.50% 2020-2025                                            52,798          54,857         4.10

9.00% 2011-2022                                            17,138          17,970         1.34

9.50% 2016-2025                                            12,177          12,894         .96

9.75% 1999-2012                                            3,347           3,473          .26

10.00% 2016-2019                                           3,853           4,192          .31

10.25% 2012                                                353             369            .03

10.50% 2015-2019                                           4,654           5,133          .38

11.00% 2009-2020                                           7,972           8,878          .66

11.25% 2001-2016                                           4,273           4,527          .34

11.50% 2000-2014                                           1,879           2,108          .16

11.75% 2000-2015                                           559             595            .04

12.00% 1999-2019                                           4,475           4,965          .37

12.25% 2013-2015                                           593             661            .05

12.50% 2010-2015                                           3,199           3,608          .27

12.75% 2013-2015                                           714             785            .06

13.00% 2011-2015                                           2,661           2,980          .22

13.25% 2013-2015                                           448             490            .04

13.50% 2010-2015                                           1,508           1,693          .13

14.00% 2011-2014                                           374             415            .03

14.50% 2012-2014                                           439             495            .04

15.00% 2011-2013                                           768             873            .07

16.00% 2011-2012                                           44              51             .00



                                                                           ---------      ---------

                                                                           325,839        24.36

                                                                           ---------      ---------



FEDERAL AGENCY OBLIGATIONS - OTHER -  3.88%



FNSM Callable Principal STRIPS:

0%/8.25% 2022 /3/                                          2,000           1,565          .12

0%/8.62% 2022 /3/                                          4,500           3,731          .28

Federal Home Loan Bank Bonds 6.00% 1996                    10,000          9,880          .74

Federal Home Loan Bank Notes 6.41% 2003                    5,000           4,848          .36

Federal Home Loan Mortgage Notes 6.19% 2004                5,000           4,782          .36

Federal Home Loan Mortgage Notes 6.27% 2004                7,000           6,733          .50

Federal Home Loan Mortgage Notes 6.59% 2003                5,000           4,887          .37

Federal Home Loan Mortgage Notes 6.60% 2003                4,000           3,914          .29

Federal National Mortgage Assn. Notes 6.30%

1997                                                       10,000          9,981          .75

Federal National Mortgage Assn. Notes 6.40%

2004                                                       1,500           1,446          .11

                                                                           ---------      ---------

                                                                           51,767         3.88

                                                                           ---------      ---------



U. S. GUARANTEED OBLIGATIONS - OTHER - 1.01%



Big Rivers Electrical Corp. 10.70% 2017                    12,000          13,508         1.01

                                                                           ---------      ---------



COLLATERALIZED MORTGAGE OBLIGATIONS/1/ -   4.76%



Federal Home Loan Mortgage Corp.:

Series 1625, Class SC, 4.6077463% 2008 /4/                 6,233           3,338          .25

Series 1625, Class SG, 4.6076916% 2008 /4/                 2,178           1,310          .10

Series 1659, Class SA, 5.2116109% 2009 /4/                 2,500           1,571          .12

Series 1673, Class SA, 4.3658834% 2024 /4/                 2,000           737            .06

Series 1716, Class A, 6.50% 2009                           10,586          10,215         .76

Series 83-A, Class 3, 11.875% 2013                         301             322            .02

Series 83-B, Class 3, 12.50% 2013                          2,577           2,809          .21

Federal National Mortgage Assn.:

Trust 35, Class 2, 12.00% 2018                             851             949            .07

Trust 90-93, Class G, 5.50% 2020                           3,600           3,302          .25

Trust 91-50, Class H, 7.75% 2006                           4,000           4,111          .31

Trust 91-65, Class X, 6.50% 2019                           26,030          24,240         1.81

Trust 91-146, Class Z, 8.00% 2006                          6,109           6,281          .47

Trust G93-19, Class SJ, 0.8823505% 2023 /4/                436             165            .01

Trust 93-43, Class SA, 8.917093% 2008 /4/                  620             480            .04

Trust 93-120, Class SB, 7.6456446% 2023 /4/                4,000           2,276          .17

Trust 93-120, Class SN, 7.6098321% 2023 /4/                3,233           1,527          .11

                                                                           ---------      ---------

                                                                           63,633         4.76

                                                                           ---------      ---------



DEVELOPMENT AUTHORITIES -  1.91%



International Bank for Reconstruction and

Development:

  14.90% May 1997                                          5,000           5,713          .43

  12.25% December 2008                                     2,000           2,930          .22

  8.875% June 2009                                         14,000          16,866         1.26

                                                                           ---------      ---------

                                                                           25,509         1.91

                                                                           ---------      ---------



U. S. TREASURY OBLIGATIONS -   60.04%





11.50% November 1995                                       77,500          78,396         5.86

7.875% February 1996                                       40,000          40,388         3.02

9.375% April 1996                                          50,000          51,093         3.82

8.00% January 1997                                         53,000          54,540         4.09

9.00% May 1998                                             31,000          33,340         2.49

9.25% August 1998                                          13,500          14,681         1.10

7.00% April 1999                                           8,500           8,755          .65

9.125% May 1999                                            13,000          14,310         1.07

7.75% November 1999                                        11,000          11,676         .87

8.50% November 2000                                        12,000          13,260         .99

8.00% May 2001                                             5,500           5,990          .45

13.125% May 2001                                           39,000          52,016         3.89

13.375% August 2001                                        22,500          30,526         2.28

15.75% November 2001                                       5,500           8,179          .61

14.25% February 2002                                       39,000          55,532         4.15

11.625% November 2002                                      38,000          49,774         3.72

11.625% November 2004                                      8,500           11,579         .87

7.50% February 2005                                        30,000          32,428         2.42

10.75% August 2005                                         10,000          13,161         .98

10.375% November 2009                                      22,500          28,515         2.13

12.75% November 2010                                       10,000          14,617         1.09

13.875% May 2011                                           8,000           12,488         .93

10.375% November 2012                                      33,000          43,292         3.24

12.00% August 2013                                         12,000          17,569         1.31

12.50% August 2014                                         12,000          18,341         1.37

11.25% February 2015                                       3,500           5,217          .39

8.875% August 2017                                         67,500          83,573         6.25





                                                                           ---------      ---------

                                                                           803,236        60.04

                                                                           ---------      ---------

Total Bonds and Notes (cost:$1,285,248,000)                                1,283,492      95.96

                                                                           ---------      ---------





SHORT-TERM SECURITIES



Commercial Paper - 2.89%



Ford Motor Credit Co. 5.79% due 9/5/95                     8,500           8,493          .64

Ford Motor Credit Co. 5.74% due 9/7/95                     10,000          9,989          .75

General Electric Capital Corp. 5.82 due 9/1/95             20,100          20,097         1.50

                                                                           ---------      ---------

                                                                           38,579         2.89

                                                                           ---------      ---------





TOTAL SHORT-TERM SECURITIES (COST:$38,579,000)                             38,579         2.89

                                                                           ---------      ---------



TOTAL INVESTMENT SECURITIES (COST:$1,323,827,000)                          1,322,071      98.85



Excess of cash and receivables over payable                                15,385         1.15

                                                                           ---------      ---------

NET ASSETS                                                                 1,337,456      100.00%

                                                                           ---------      ---------




/1/ Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore the effective maturity of these securities is shorter than the stated maturity.
/2/ Coupon rate changes periodically.
/3/ Represents zero coupon bond which will convert to a coupon-bearing security at a later date.
/4/ Represents an inverse floater, which is a floating rate note whose interest rate moves in the opposite direction of prevailing interest rates.
See Notes to Financial Statements

THE AMERICAN FUNDS INCOME SERIES
U.S. GOVERNMENT SECURITIES FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

at August 31, 1995                                   (dollars in           thousands)

----------------------------------------             ------------          ------------

ASSETS:

Investment securities at market

 (COST: $1,323,827)                                                        $1,322,071

Cash                                                                       8

Receivables for-

 Sales of investments                                $ 552

 Sales of fund's shares                              2,510

 Accrued interest                                    18,689                21,751

                                                     ------------          ------------

                                                                           1,343,830

LIABILITIES:

Payables for-

 Purchases of investments                            1,089

 Repurchases of fund's shares                        1,149

 Dividends payable                                   3,038

 Management services                                 466

 Accrued expenses                                    632                   6,374

                                                     ------------          ------------

NET ASSETS AT AUGUST 31, 1995-

 EQUIVALENT TO $13.24 PER SHARE ON

 101,015,638 SHARES OF BENEFICIAL

 INTEREST ISSUED AND OUTSTANDING;

 UNLIMITED SHARES AUTHORIZED                                               $1,337,456

                                                                           =============



STATEMENT OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 1995                   (dollars in           thousands)

                                                     ------------          ------------

INVESTMENT INCOME:

Income:

 Interest                                                                  $ 113,599



Expenses:

 Management services fee                             5,575

 Distribution expenses                               3,425

 Transfer agent fee                                  992

 Reports to shareholders                             102

 Registration statement and prospectus               40

 Postage, stationery and supplies                    136

 Trustees' fees                                      30

 Auditing and legal fees                             45

 Custodian fee                                       56

 Taxes other than federal income tax                 27                    10,428

                                                     ------------          ------------

Net investment income                                                      103,171

                                                                           ------------

REALIZED LOSS AND UNREALIZED

 DEPRECIATION ON INVESTMENTS:

NET REALIZED LOSS                                                          (27,960)

Net change in unrealized

 depreciation on investments:

 Beginning of year                                   (35,444)

 End of year                                         (1,756)

                                                     ------------

  Net change in unrealized depreciation

    on investments                                                         33,688

                                                                           ------------

 NET REALIZED LOSS AND CHANGE IN

  unrealized depreciation on investments                                   5,728

                                                                           ------------

NET INCREASE IN NET ASSETS RESULTING

 FROM OPERATIONS                                                           $108,899

                                                                           ============

Statement of Changes in Net

 Assets                                              (dollars in           thousands)

----------------------------------------             -------------         -------------

                                                     Year ended            Year ended



                                                     8/31/95               8/31/94

OPERATIONS:                                          -------------         -------------

Net investment income                                $   103,171           $    109,861

NET REALIZED LOSS ON INVESTMENTS                     (27,960)              (8,805)

NET CHANGE IN UNREALIZED DEPRECIATION

 on investments                                      33,688                (159,327)

                                                     -------------         -------------

 NET INCREASE (DECREASE) IN NET ASSETS

  resulting from operations                          108,899               (58,271)

                                                     -------------         -------------

DIVIDENDS PAID TO SHAREHOLDERS                       (103,274)             (109,394)

                                                     -------------         -------------

Capital Share Transactions:

Proceeds from shares sold:

 20,239,785 AND 25,313,467

 shares, respectively                                262,458               354,749

Proceeds from shares issued in

 reinvestment of net investment income

 dividends: 5,562,854 and 5,527,860

 shares respectively                                 72,131                76,780

Cost of shares repurchased:

 28,920,071 and 34,055,830

 shares, respectively                                (375,402)             (472,436)

                                                     -------------         -------------

 NET DECREASE IN NET ASSETS RESULTING

  from capital share transactions                    (40,813)              (40,907)

                                                     -------------         -------------

TOTAL DECREASE IN NET ASSETS                         (35,188)              (208,572)



NET ASSETS:

Beginning of year                                    1,372,644             1,581,216

                                                     -------------         -------------

End of year (including undistributed

 net investment income of $2,502 and

 $2,605, RESPECTIVELY)                               $1,337,456            $1,372,644

                                                     =============         =============


See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

1. The American Funds Income Series (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued one series of shares, U.S. Government Securities Fund (the "fund"). The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

  Bonds and notes are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at the mean of such prices for securities of comparable maturity, quality and type. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. The maturities of variable or floating rate instruments are deemed to be the time remaining until the next interest rate adjustment date. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

  As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Dividends are declared on a daily basis after the determination of the fund's net asset value and are paid to shareholders on a monthly basis.

  Pursuant to the custodian agreement, the fund receives credit against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $56,000 includes $27,000 that was paid with credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments not offset by loss carryforwards, to its shareholders. Therefore, no federal income tax provision is required.

 As of August 31, 1995, net unrealized depreciation on investments for book and federal income tax purposes aggregated $1,756,000, of which $20,998,000 related to appreciated securities and $22,754,000 related to depreciated securities. During the year ended August 31, 1995, the fund realized, on a tax basis, a net capital loss of $27,960,000 on securities transactions. The fund has available at August 31, 1995 a net capital loss carryforward totaling $55,673,000 which may be used to offset capital gains realized during subsequent years through 2002 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. It is the intention of the fund not to make distributions from capital gains while there is a capital loss carryforward. The cost of portfolio securities for book and federal income tax purposes was $1,323,827,000 at August 31, 1995.

3. The fee of $5,575,0000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the trust are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million but not exceeding $1 billion; 0.18% of such assets in excess of $1 billion but not exceeding $3 billion; and 0.16% of such assets in excess of $3 billion; plus 3.00% on the first $3,333,333 of the fund's monthly gross investment income; 2.25% of the next $5,000,000 of such income; and 2.00% of such income in excess of $8,333,333.

  Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the trust's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended August 31, 1995, distribution expenses under the Plan were $3,424,000. As of August 31, 1995, accrued and unpaid distribution expenses were $684,000.

  American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $992,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $662,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

  Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of August 31, 1995, aggregate amounts deferred were $19,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain of the Trustees and officers of the trust are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of August 31, 1995, accumulated undistributed net realized loss on investments was $79,914,000 and paid-in capital was $1,416,624,000.

  The fund made purchases and sales of investment securities, excluding short-term securities, of $583,215,000 and $613,355,000, respectively, during the year ended August 31, 1995.


PER-SHARE DATA AND RATIOS

                                                               Year         Ended         August       31

                                                               --------     --------      --------     --------

                                                  1995         1994         1993          1992         1991

                                                  --------     --------     --------      --------     --------

Net Asset Value, Beginning

 of Year......................                    $13.18       $14.73       $14.13        $13.57       $13.25

                                                  --------     --------     --------      --------     --------



Income from Investment

 Operations:

  Net investment income.......                    1.01         1.03         1.07          1.18         1.22

  Net realized and unrealized

   gain (loss) on investments.                    0.06         (1.56)       .61           .53          .37

   Total income from                              --------     --------     --------      --------     --------

    investment operations................         1.07         (0.53)       1.68          1.71         1.59

                                                  --------     --------     --------      --------     --------

Less Distributions:

 Dividends from net investment

  income......................                    (1.01)       (1.02)       (1.08)        (1.15)       (1.27)

                                                  --------     --------     --------      --------     --------

Net Asset Value, End of Year..                    $13.23       $13.18       $14.73        $14.13       $13.57

                                                  ========     ========     ========      ========     ========
                                                                                                       ==

Total Return*.................                    8.60%        (3.72%)      12.44%        13.05%       12.34%



Ratios/Supplemental Data:

 Net assets, end of year (in

  millions)...................                    $1,337       $1,373       $1,581        $1,328       $1,018

 Ratio of expenses to average

  net assets..................                    .79%         .78%         .83%          .88%         .95%

 Ratio of net income to

  average net assets..........                    7.79%        7.35%        7.54%         8.63%        9.07%

 Portfolio turnover rate......                    46.77%       71.58%       35.24%        44.81%       53.40%








* This was calculated without deducting a sales charge. The maximum sales charge is 4.75% of the fund's offering price.

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of The
American Funds Income Series - U.S. Government
Securities Fund:

 We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of The American Funds Income Series - U.S. Government Securities Fund as of August 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and the per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The American Funds Income Series - U.S. Government Securities Fund at August 31, 1995, and the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Los Angeles, California
September 22, 1995

TAX INFORMATION (Unaudited)

  We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions.

 Certain states may exempt from income taxation a portion of the dividends paid from net invstment income if derived from direct U.S. Treasury obligations.
For purposes of computing this exclusion, 67% of the dividends paid by the fund from net investment income was derived from interest on direct U.S. Treasury obligations.

 Dividends received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many retirement trusts may need this information for their annual information reporting.

 SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FISCAL YEAR AND NOT A CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JAUNARY 1996 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR RESPECTIVE 1995 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

BOARD OF TRUSTEES

H. FREDERICK CHRISTIE
Palos Verdes Estates, California
Private investor; former President and
Chief Executive Officer, The Mission Group; former President,
Southern California Edison Company

DIANE C. CREEL
Long Beach, California
Chairwoman, Chief Executive Officer and
President, The Earth Technology Corporation

MARTIN FENTON, Jr.
San Diego, California
Chairman of the Board,
Senior Resource Group, Inc.
(senior living centers management)

LEONARD R. FULLER
Los Angeles, California
President, Fuller & Company, Inc.
(financial management consulting firm)

ABNER D. GOLDSTINE
Los Angeles, California
President of the fund
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR.
Los Angeles, California
Chairman of the Board of the fund
Senior Vice President and Director,
Capital Research and Management Company

HERBERT HOOVER III
Pasadena, California
Private investor

RICHARD G. NEWMAN
Los Angeles, California
Chairman of the Board, President and Chief Executive Officer,
AECOM Technology Corporation
(architectural engineering)

PETER C. VALLI
Long Beach, California
Chairman of the Board and Chief Executive Officer, BW/IP International, Inc. (industrial manufacturing)

OTHER OFFICERS

MARY C. CREMIN
Brea, California
Vice President and Treasurer of the fund
Senior Vice President -- Fund Business Management Group,
Capital Research and Management Company

MICHAEL J. DOWNER
Los Angeles, California
Vice President of the fund
Senior Vice President -- Fund Business Management Group,
Capital Research and Management Company

JOHN H. SMET
Los Angeles, California
Vice President of the fund
Vice President,
Capital Research and Management Company

JULIE F. WILLIAMS
Los Angeles, California
Secretary of the fund
Vice President -- Fund Business Management Group,
Capital Research and Management Company

KIMBERLY S. VERDICK
Los Angeles, California
Assistant Secretary of the fund
Compliance Associate -- Fund Business Management Group,
Capital Research and Management Company

ANTHONY W. HYNES, JR.
Brea, California
Assistant Treasurer of the fund
Vice President -- Fund Business Management Group,
Capital Research and Management Company

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443
135 South State College Boulevard
Brea, California 92621-5804

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
P.O. Box 2205
Brea, California 92622-2205
P.O. Box 659522
San Antonio, Texas 78265-9522
P.O. Box 6007
Indianapolis, Indiana 46206-6007
P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank, N.A.
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Morrison & Foerster
345 California Street
San Francisco, California 94104-2675

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR SECURITIES DEALER OR FINANCIAL PLANNER, OR CALL THE FUND'S TRANSFER AGENT, TOLL-FREE, AT 800/421-0180.

This report is for the information of shareholders of U.S. Government Securities Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 1995, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.
Litho in USA   AGD/AL/2702
Lit. No. GVT-011-1095
Printed on recycled paper
[The American Funds Group (R)]